Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Third Quarter 2025

November 4, 2025

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2025

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Highlights
Net earnings	$215	$174	$154	$255	$181	$543	$632
Core net operating earnings	224	179	152	262	194	555	640
Total assets	33,834	30,669	30,294	30,836	32,591	33,834	32,591
Shareholders’ equity, excluding AOCI (a)	4,803	4,648	4,571	4,706	4,844	4,803	4,844
Property and Casualty net written premiums	2,252	1,803	1,611	1,460	2,353	5,666	5,679

Per share data
Diluted earnings per share	$2.58	$2.07	$1.84	$3.03	$2.16	$6.50	$7.54
Core net operating earnings per share	2.69	2.14	1.81	3.12	2.31	6.65	7.63
Book value per share, excluding AOCI (a)	57.59	55.74	54.63	56.03	57.71	57.59	57.71
Dividends per common share	0.80	0.80	2.80	4.80	0.71	4.40	4.63

Financial ratios
Annualized return on equity (b)	18.2%	15.0%	13.3%	21.3%	15.2%	15.5%	18.0%
Annualized core operating return on equity (b)	19.0%	15.5%	13.1%	21.9%	16.2%	15.8%	18.3%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	67.2%	61.1%	61.0%	63.7%	69.5%	63.4%	63.1%
Underwriting expense ratio	25.8%	32.0%	33.0%	25.3%	24.8%	29.9%	28.8%

Combined ratio - Specialty	93.0%	93.1%	94.0%	89.0%	94.3%	93.3%	91.9%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Property and Casualty Insurance
Underwriting profit	$138	$113	$94	$202	$115	$345	$418
Net investment income	205	179	170	195	195	554	589
Other income (expense)	(15)	(19)	(18)	(19)	(19)	(52)	(57)

Property and Casualty Insurance operating earnings	328	273	246	378	291	847	950
Interest expense of parent holding companies	(19)	(19)	(19)	(19)	(19)	(57)	(57)
Other expense	(29)	(27)	(33)	(29)	(27)	(89)	(85)

Pretax core operating earnings	280	227	194	330	245	701	808
Income tax expense	56	48	42	68	51	146	168

Core net operating earnings	224	179	152	262	194	555	640
Non-core items, net of tax:
Realized gains (losses) on securities	10	2	2	(7)	(2)	14	7
Realized gain on subsidiaries	1	—	—	—	—	1	—
Special A&E charges - Former Railroad and Manufacturing operations	(20)	—	—	—	(11)	(20)	(11)
Other non-core items	—	(7)	—	—	—	(7)	(4)

Net earnings	$215	$174	$154	$255	$181	$543	$632

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Core net operating earnings	$224	$179	$152	$262	$194	$555	$640

Net earnings	$215	$174	$154	$255	$181	$543	$632

Average number of diluted shares	83.397	83.488	83.842	83.966	83.939	83.574	83.882

Diluted earnings per share:
Core net operating earnings per share	$2.69	$2.14	$1.81	$3.12	$2.31	$6.65	$7.63
Realized gains (losses) on securities	0.12	0.02	0.03	(0.09)	(0.02)	0.17	0.09
Realized gain on subsidiaries	0.01	—	—	—	—	0.01	—
Special A&E charges - Former Railroad and Manufacturing operations	(0.24)	—	—	—	(0.13)	(0.24)	(0.13)
Other non-core items	—	(0.09)	—	—	—	(0.09)	(0.05)

Diluted earnings per share	$2.58	$2.07	$1.84	$3.03	$2.16	$6.50	$7.54

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Property and Transportation	$55	$27	$37	$81	$33	$119	$133
Specialty Casualty	33	49	20	69	63	102	210
Specialty Financial	51	38	37	54	21	126	79

Underwriting profit - Specialty	139	114	94	204	117	347	422
Other core charges, included in loss and LAE	(1)	(1)	—	(2)	(2)	(2)	(4)

Underwriting profit - Property and Casualty Insurance	$138	$113	$94	$202	$115	$345	$418

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$—	$—	$1
Catastrophe losses	23	38	72	20	90	133	160

Total current accident year catastrophe losses	$23	$38	$72	$21	$90	$133	$161

Prior year loss reserve development (favorable) / adverse	$(23)	$(11)	$(20)	$36	$(15)	$(54)	$(100)

Combined ratio:
Property and Transportation	94.1%	95.2%	92.5%	89.5%	96.8%	94.1%	93.5%
Specialty Casualty	95.8%	93.9%	97.6%	91.4%	92.1%	95.7%	91.1%
Specialty Financial	81.1%	86.1%	87.0%	80.7%	92.3%	84.8%	89.5%
Combined ratio - Specialty	93.0%	93.1%	94.0%	89.0%	94.3%	93.3%	91.9%
Other core charges	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.0%

Combined ratio	93.1%	93.1%	94.1%	89.1%	94.4%	93.4%	91.9%

P&C combined ratio excl. catastrophe losses and prior year reserve development	93.0%	91.5%	90.8%	86.1%	90.7%	91.9%	90.8%

Loss and LAE components:
Current accident year, excluding catastrophe losses	67.2%	59.5%	57.8%	60.8%	65.9%	62.0%	62.0%
Prior accident year loss reserve development	(1.1%)	(0.7%)	(1.3%)	1.9%	(0.7%)	(1.0%)	(1.9%)
Current accident year catastrophe losses	1.2%	2.3%	4.6%	1.1%	4.4%	2.5%	3.0%

Loss and LAE ratio	67.3%	61.1%	61.1%	63.8%	69.6%	63.5%	63.1%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Gross written premiums	$3,665	$2,653	$2,291	$2,043	$3,748	$8,609	$8,490
Ceded reinsurance premiums	(1,413)	(850)	(680)	(583)	(1,395)	(2,943)	(2,811)

Net written premiums	2,252	1,803	1,611	1,460	2,353	5,666	5,679
Change in unearned premiums	(239)	(156)	(31)	390	(298)	(426)	(493)

Net earned premiums	2,013	1,647	1,580	1,850	2,055	5,240	5,186
Loss and LAE	1,354	1,006	965	1,179	1,428	3,325	3,270
Underwriting expense	520	527	521	467	510	1,568	1,494

Underwriting profit	$139	$114	$94	$204	$117	$347	$422

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$—	$—	$1
Catastrophe losses	23	38	72	20	90	133	160

Total current accident year catastrophe losses	$23	$38	$72	$21	$90	$133	$161

Prior year loss reserve development (favorable) / adverse	$(24)	$(12)	$(20)	$34	$(17)	$(56)	$(104)

Combined ratio:
Loss and LAE ratio	67.2%	61.1%	61.0%	63.7%	69.5%	63.4%	63.1%
Underwriting expense ratio	25.8%	32.0%	33.0%	25.3%	24.8%	29.9%	28.8%

Combined ratio	93.0%	93.1%	94.0%	89.0%	94.3%	93.3%	91.9%

Combined ratio excl. catastrophe losses and prior year reserve development	93.0%	91.5%	90.8%	86.1%	90.7%	91.9%	90.8%

Loss and LAE components:
Current accident year, excluding catastrophe losses	67.2%	59.5%	57.8%	60.8%	65.9%	62.0%	62.0%
Prior accident year loss reserve development	(1.2%)	(0.7%)	(1.3%)	1.8%	(0.8%)	(1.1%)	(2.0%)
Current accident year catastrophe losses	1.2%	2.3%	4.5%	1.1%	4.4%	2.5%	3.1%

Loss and LAE ratio	67.2%	61.1%	61.0%	63.7%	69.5%	63.4%	63.1%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Gross written premiums	$1,975	$1,247	$897	$585	$2,107	$4,119	$4,150
Ceded reinsurance premiums	(924)	(488)	(334)	(177)	(956)	(1,746)	(1,712)

Net written premiums	1,051	759	563	408	1,151	2,373	2,438
Change in unearned premiums	(116)	(183)	(63)	357	(162)	(362)	(377)

Net earned premiums	935	576	500	765	989	2,011	2,061
Loss and LAE	728	387	311	531	784	1,426	1,441
Underwriting expense	152	162	152	153	172	466	487

Underwriting profit	$55	$27	$37	$81	$33	$119	$133

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$—	$—	$—
Catastrophe losses	4	12	10	9	34	26	56

Total current accident year catastrophe losses	$4	$12	$10	$10	$34	$26	$56

Prior year loss reserve development (favorable) / adverse	$(11)	$(13)	$(19)	$(2)	$(14)	$(43)	$(94)

Combined ratio:
Loss and LAE ratio	77.8%	67.2%	62.1%	69.5%	79.4%	70.9%	69.9%
Underwriting expense ratio	16.3%	28.0%	30.4%	20.0%	17.4%	23.2%	23.6%

Combined ratio	94.1%	95.2%	92.5%	89.5%	96.8%	94.1%	93.5%

Combined ratio excl. catastrophe losses and prior year reserve development	94.8%	95.4%	94.4%	88.5%	94.5%	94.9%	95.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	78.5%	67.4%	64.0%	68.5%	77.1%	71.7%	71.8%
Prior accident year loss reserve development	(1.1%)	(2.2%)	(3.9%)	(0.2%)	(1.4%)	(2.1%)	(4.6%)
Current accident year catastrophe losses	0.4%	2.0%	2.0%	1.2%	3.7%	1.3%	2.7%

Loss and LAE ratio	77.8%	67.2%	62.1%	69.5%	79.4%	70.9%	69.9%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Gross written premiums	$1,337	$1,062	$1,068	$1,126	$1,297	$3,467	$3,417
Ceded reinsurance premiums	(423)	(297)	(296)	(353)	(380)	(1,016)	(944)

Net written premiums	914	765	772	773	917	2,451	2,473
Change in unearned premiums	(104)	34	22	32	(120)	(48)	(102)

Net earned premiums	810	799	794	805	797	2,403	2,371
Loss and LAE	541	516	536	541	519	1,593	1,504
Underwriting expense	236	234	238	195	215	708	657

Underwriting profit	$33	$49	$20	$69	$63	$102	$210

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe losses	8	7	27	(6)	17	42	40

Total current accident year catastrophe losses	$8	$7	$27	$(6)	$17	$42	$41

Prior year loss reserve development (favorable) / adverse	$(1)	$10	$12	$44	$6	$21	$(7)

Combined ratio:
Loss and LAE ratio	66.8%	64.5%	67.6%	67.2%	65.1%	66.3%	63.4%
Underwriting expense ratio	29.0%	29.4%	30.0%	24.2%	27.0%	29.4%	27.7%

Combined ratio	95.8%	93.9%	97.6%	91.4%	92.1%	95.7%	91.1%

Combined ratio excl. catastrophe losses and prior year reserve development	94.9%	91.8%	92.6%	86.7%	89.3%	93.1%	89.7%

Loss and LAE components:
Current accident year, excluding catastrophe losses	65.9%	62.4%	62.6%	62.5%	62.3%	63.7%	62.0%
Prior accident year loss reserve development	(0.1%)	1.2%	1.6%	5.4%	0.8%	0.9%	(0.3%)
Current accident year catastrophe losses	1.0%	0.9%	3.4%	(0.7%)	2.0%	1.7%	1.7%

Loss and LAE ratio	66.8%	64.5%	67.6%	67.2%	65.1%	66.3%	63.4%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Gross written premiums	$353	$344	$326	$332	$344	$1,023	$923
Ceded reinsurance premiums	(66)	(65)	(50)	(53)	(59)	(181)	(155)

Net written premiums	287	279	276	279	285	842	768
Change in unearned premiums	(19)	(7)	10	1	(16)	(16)	(14)

Net earned premiums	268	272	286	280	269	826	754
Loss and LAE	85	103	118	107	125	306	325
Underwriting expense	132	131	131	119	123	394	350

Underwriting profit	$51	$38	$37	$54	$21	$126	$79

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	11	19	35	17	39	65	64

Total current accident year catastrophe losses	$11	$19	$35	$17	$39	$65	$64

Prior year loss reserve development (favorable) / adverse	$(12)	$(9)	$(13)	$(8)	$(9)	$(34)	$(3)

Combined ratio:
Loss and LAE ratio	31.8%	38.1%	41.1%	38.1%	46.5%	37.1%	43.1%
Underwriting expense ratio	49.3%	48.0%	45.9%	42.6%	45.8%	47.7%	46.4%

Combined ratio	81.1%	86.1%	87.0%	80.7%	92.3%	84.8%	89.5%

Combined ratio excl. catastrophe losses and prior year reserve development	81.7%	82.0%	79.7%	77.5%	81.2%	81.1%	81.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	32.4%	34.0%	33.8%	34.9%	35.4%	33.4%	35.0%
Prior accident year loss reserve development	(4.7%)	(3.2%)	(4.6%)	(2.9%)	(3.3%)	(4.2%)	(0.4%)
Current accident year catastrophe losses	4.1%	7.3%	11.9%	6.1%	14.4%	7.9%	8.5%

Loss and LAE ratio	31.8%	38.1%	41.1%	38.1%	46.5%	37.1%	43.1%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
Assets:
Total cash and investments	$16,761	$16,049	$15,994	$15,852	$15,741	$15,261
Recoverables from reinsurers	5,565	4,733	4,945	5,176	5,217	4,157
Prepaid reinsurance premiums	1,443	1,256	1,105	1,013	1,346	1,143
Agents’ balances and premiums receivable	2,034	1,946	1,589	1,532	1,995	1,909
Deferred policy acquisition costs	349	345	316	320	340	328
Assets of managed investment entities	3,972	3,833	3,848	4,140	4,332	4,695
Other receivables	2,075	877	855	1,123	1,989	758
Other assets	1,308	1,325	1,337	1,375	1,326	1,357
Goodwill	327	305	305	305	305	305

Total assets	$33,834	$30,669	$30,294	$30,836	$32,591	$29,913

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$15,079	$13,834	$13,970	$14,179	$14,206	$12,607
Unearned premiums	4,450	4,026	3,710	3,584	4,320	3,816
Payable to reinsurers	1,578	1,152	1,028	1,191	1,620	1,176
Liabilities of managed investment entities	3,834	3,685	3,726	3,965	4,168	4,536
Long-term debt	1,820	1,476	1,476	1,475	1,475	1,475
Other liabilities	2,343	1,980	1,992	1,976	2,094	1,919

Total liabilities	$29,104	$26,153	$25,902	$26,370	$27,883	$25,529
Shareholders’ equity:
Common stock	$83	$83	$84	$84	$84	$84
Capital surplus	1,421	1,414	1,409	1,411	1,400	1,392
Retained earnings	3,299	3,151	3,078	3,211	3,360	3,239
Unrealized gains (losses) - fixed maturities	(43)	(101)	(141)	(202)	(100)	(290)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(3)	(5)	(7)	(10)	(7)	(20)
Other comprehensive income (loss), net of tax	(27)	(26)	(31)	(28)	(29)	(21)

Total shareholders’ equity	4,730	4,516	4,392	4,466	4,708	4,384

Total liabilities and equity	$33,834	$30,669	$30,294	$30,836	$32,591	$29,913

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
Shareholders’ equity	$4,730	$4,516	$4,392	$4,466	$4,708	$4,384
Accumulated other comprehensive income (loss)	(73)	(132)	(179)	(240)	(136)	(331)

Shareholders’ equity, excluding AOCI	4,803	4,648	4,571	4,706	4,844	4,715
Goodwill	327	305	305	305	305	305
Intangibles	192	193	198	203	199	204

Tangible shareholders’ equity, excluding AOCI	$4,284	$4,150	$4,068	$4,198	$4,340	$4,206

Common shares outstanding	83.401	83.386	83.668	83.978	83.923	83.897
Book value per share:
Book value per share	$56.72	$54.15	$52.50	$53.18	$56.10	$52.25
Book value per share, excluding AOCI	57.59	55.74	54.63	56.03	57.71	56.19
Tangible, excluding AOCI	51.38	49.77	48.62	49.98	51.72	50.13
Market capitalization
AFG’s closing common share price	$145.72	$126.21	$131.34	$136.93	$134.60	$123.02
Market capitalization	$12,153	$10,524	$10,989	$11,499	$11,296	$10,321
Price / Book value per share, excluding AOCI	2.53	2.26	2.40	2.44	2.33	2.19

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
AFG senior obligations	$1,173	$823	$823	$823	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,173	$823	$823	$823	$823	$823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,848	$1,498	$1,498	$1,498	$1,498	$1,498
Shareholders’ equity	4,730	4,516	4,392	4,466	4,708	4,384
Accumulated other comprehensive income (loss)	(73)	(132)	(179)	(240)	(136)	(331)

Total capital, excluding AOCI	$6,651	$6,146	$6,069	$6,204	$6,342	$6,213

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	27.8%	24.4%	24.7%	24.1%	23.6%	24.1%
Excluding subordinated debt	17.6%	13.4%	13.6%	13.3%	13.0%	13.2%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Property and Casualty Insurance
Paid Losses (GAAP)	$936	$931	$967	$1,179	$897	$2,834	$2,855

	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$6,173	$5,935	$5,853	$5,962	$6,150	$5,919
Parent and other subsidiaries	(1,370)	(1,287)	(1,282)	(1,256)	(1,306)	(1,204)

AFG GAAP Equity (excluding AOCI)	$4,803	$4,648	$4,571	$4,706	$4,844	$4,715

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,004	$1,004	$1,004	$1,004	$946	$946

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,367	$475	$—	$1,842	11%
Fixed maturities - Available for sale	10,415	103	—	10,518	63%
Fixed maturities - Trading	80	—	—	80	1%
Equity securities - Common stocks	384	—	—	384	2%
Equity securities - Perpetual preferred	416	—	—	416	2%
Investments accounted for using the equity method	2,381	2	—	2,383	14%
Mortgage loans	975	—	—	975	6%
Real estate and other investments	193	108	(138)	163	1%

Total cash and investments	$16,211	$688	$(138)	$16,761	100%

	Carrying Value -December 31, 2024
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,105	$301	$—	$1,406	9%
Fixed maturities - Available for sale	10,356	42	—	10,398	66%
Fixed maturities - Trading	76	—	—	76	0%
Equity securities - common stocks	336	—	—	336	2%
Equity securities - perpetual preferred	415	—	—	415	3%
Investments accounted for using the equity method	2,275	2	—	2,277	14%
Mortgage loans	791	—	—	791	5%
Real estate and other investments	229	98	(174)	153	1%

Total cash and investments	$15,583	$443	$(174)	$15,852	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$135	$140	$137	$134	$134	$412	$398
Equity securities	6	15	6	9	6	27	20
Other investments (a)	27	23	21	24	25	71	63

Gross investment income excluding alternative investments	168	178	164	167	165	510	481
Gross investment income from alternative investments (b)	43	8	12	33	36	63	125

Total gross investment income	211	186	176	200	201	573	606
Investment expenses	(6)	(7)	(6)	(5)	(6)	(19)	(17)

Total net investment income	$205	$179	$170	$195	$195	$554	$589

Average cash and investments (c)	$16,095	$15,921	$15,881	$15,718	$15,447	$15,988	$15,389

Average yield - overall portfolio, net (d)	5.09%	4.50%	4.28%	4.96%	5.05%	4.62%	5.10%
Average yield - fixed maturities before inv expenses (d)	5.12%	5.24%	5.13%	5.09%	5.06%	5.17%	5.01%
AFG consolidated net investment income:
Property & Casualty core	$205	$179	$170	$195	$195	$554	$589
Parent & other	6	7	5	7	7	18	22
Consolidate CLOs	(6)	(2)	(2)	(8)	(2)	(10)	(25)

Total net investment income	$205	$184	$173	$194	$200	$562	$586

Average cash and investments (c)	$16,496	$16,175	$16,140	$15,987	$15,748	$16,318	$15,682

Average yield - overall portfolio, net (d)	4.97%	4.55%	4.29%	4.85%	5.08%	4.59%	4.98%
Average yield - fixed maturities before inv expenses (d)	5.11%	5.24%	5.13%	5.10%	5.08%	5.17%	5.03%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 17.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	9/30/25	9/30/24
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$16	$8	$(3)	$12	$8	$21	$10
Equity securities MTM through investment income (a)	(6)	4	—	12	20	(2)	45
Investments accounted for using the equity method (b)	27	(6)	13	1	6	34	45
AFG managed CLOs (eliminated in consolidation)	6	2	2	8	2	10	25

Total Property & Casualty	$43	$8	$12	$33	$36	$63	$125

Investments
Fixed maturities MTM through investment income	$30	$55	$50	$75	$51	$30	$51
Equity securities MTM through investment income (a)	243	233	232	222	563	243	563
Investments accounted for using the equity method (b)	2,381	2,338	2,324	2,275	1,909	2,381	1,909
AFG managed CLOs (eliminated in consolidation)	138	148	122	174	163	138	163

Total Property & Casualty	$2,792	$2,774	$2,728	$2,746	$2,686	$2,792	$2,686

Annualized Return - Property & Casualty	6.2%	1.2%	1.8%	4.9%	5.4%	3.0%	6.5%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$16	$8	$(3)	$12	$8	$21	$10
Equity securities MTM through investment income (a)	(6)	4	—	12	20	(2)	45
Investments accounted for using the equity method (b)	27	(6)	13	1	6	34	45
AFG managed CLOs (eliminated in consolidation)	6	2	2	8	2	10	25

Total AFG Consolidated	$43	$8	$12	$33	$36	$63	$125

Investments
Fixed maturities MTM through investment income	$30	$55	$50	$75	$51	$30	$51
Equity securities MTM through investment income (a)	243	233	232	222	563	243	563
Investments accounted for using the equity method (b)	2,383	2,341	2,326	2,277	1,911	2,383	1,911
AFG managed CLOs (eliminated in consolidation)	138	148	122	174	163	138	163

Total AFG Consolidated	$2,794	$2,777	$2,730	$2,748	$2,688	$2,794	$2,688

Annualized Return - AFG Consolidated	6.2%	1.2%	1.8%	4.9%	5.4%	3.0%	6.5%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

September 30, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$170	$170	$—	2%	1%
States, municipalities and political subdivisions	877	853	(24)	8%	5%
Foreign government	314	318	4	3%	2%
Residential mortgage-backed securities	2,387	2,311	(76)	22%	14%
Collateralized loan obligations	1,101	1,100	(1)	10%	7%
Other asset-backed securities	2,420	2,403	(17)	23%	14%
Corporate and other bonds	3,383	3,443	60	32%	21%

Total AFG consolidated	$10,652	$10,598	$(54)	100%	64%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.7 years

December 31, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$176	$173	$(3)	2%	1%
States, municipalities and political subdivisions	905	859	(46)	8%	5%
Foreign government	283	284	1	3%	2%
Residential mortgage-backed securities	2,121	1,989	(132)	19%	13%
Collateralized loan obligations	1,239	1,237	(2)	12%	8%
Other asset-backed securities	2,457	2,407	(50)	22%	15%
Corporate and other bonds	3,548	3,525	(23)	34%	22%

Total AFG consolidated	$10,729	$10,474	$(255)	100%	66%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.8 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2025 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$2	$162	$277	$2,039	$1,051	$789	$13	$4,333	41%
AA	168	653	14	90	46	326	178	1,475	14%
A	—	28	22	70	3	702	970	1,795	17%
BBB	—	8	4	28	—	518	1,952	2,510	24%

Subtotal - Investment grade	170	851	317	2,227	1,100	2,335	3,113	10,113	96%
BB	—	—	—	1	—	4	159	164	2%
B	—	—	—	2	—	1	33	36	0%
CCC, CC, C	—	—	—	26	—	2	1	29	0%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	29	—	7	193	229	2%
Not Rated (b)	—	2	1	55	—	61	137	256	2%

Total	$170	$853	$318	$2,311	$1,100	$2,403	$3,443	$10,598	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$170	$839	$253	$2,200	$1,026	$1,802	$1,172	$7,462	73%
2	—	8	—	31	—	504	1,939	2,482	24%

Subtotal	170	847	253	2,231	1,026	2,306	3,111	9,944	97%
3	—	—	—	2	—	5	184	191	2%
4	—	—	—	—	—	1	48	49	0%
5	—	—	—	13	—	2	57	72	1%
6	—	—	—	1	—	3	1	5	0%

Subtotal	—	—	—	16	—	11	290	317	3%
Total insurance companies	$170	$847	$253	$2,247	$1,026	$2,317	$3,401	$10,261	100%

No NAIC designation (c)	—	—	—	—	—	29	11	40
Non-Insurance and Foreign Companies (d)	—	6	65	64	74	57	31	297

Total	$170	$853	$318	$2,311	$1,100	$2,403	$3,443	$10,598

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 47% are NAIC 1 and 48% do not have a designation.

For Corp/Oth, 14% are NAIC 1, 22% NAIC 3 and 41% NAIC 5.

For Total, 33% are NAIC 1, 12% NAIC 3, 27% NAIC 5 and 16% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2024 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$342	$264	$1,717	$1,166	$856	$14	$4,359	42%
AA	173	469	9	92	66	305	175	1,289	12%
A	—	38	5	69	4	649	925	1,690	16%
BBB	—	8	6	20	—	519	1,990	2,543	24%

Subtotal - Investment grade	173	857	284	1,898	1,236	2,329	3,104	9,881	94%
BB	—	—	—	2	—	7	167	176	2%
B	—	—	—	2	—	2	33	37	0%
CCC, CC, C	—	—	—	28	—	3	14	45	1%
D	—	—	—	—	—	—	12	12	0%

Subtotal - Non-Investment grade	—	—	—	32	—	12	226	270	3%
Not Rated (b)	—	2	—	59	1	66	195	323	3%

Total	$173	$859	$284	$1,989	$1,237	$2,407	$3,525	$10,474	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$173	$846	$237	$1,898	$1,220	$1,810	$1,119	$7,303	71%
2	—	8	—	20	—	508	1,988	2,524	25%

Subtotal	173	854	237	1,918	1,220	2,318	3,107	9,827	96%
3	—	—	—	8	—	7	172	187	2%
4	—	—	—	—	—	2	59	61	1%
5	—	—	—	6	—	4	127	137	1%
6	—	—	—	1	—	2	16	19	0%

Subtotal	—	—	—	15	—	15	374	404	4%
Total insurance companies	$173	$854	$237	$1,933	$1,220	$2,333	$3,481	$10,231	100%

No NAIC designation (c)	—	—	—	—	1	25	8	34
Non-Insurance and Foreign Companies (d)	—	5	47	56	16	49	36	209

Total	$173	$859	$284	$1,989	$1,237	$2,407	$3,525	$10,474

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 57% are NAIC 1 and 38% do not have a designation.

For Corp/Oth, 9% are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.

For Total, 29% are NAIC 1, 8% NAIC 2, 10% NAIC 4, 37% NAIC 5 and 11% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2025 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Autos	Consumer	Healthcare	REITs	Retailers	Basic Industry	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2	$13	0%
AA	5	—	48	23	5	32	—	37	15	—	10	—	—	—	3	178	5%
A	37	192	154	43	139	63	101	51	36	53	21	16	30	3	31	970	28%
BBB	796	261	53	161	90	95	66	49	39	60	45	85	45	15	92	1,952	57%

Subtotal	838	453	255	238	234	190	167	137	90	113	76	101	75	18	128	3,113	90%
BB	34	7	—	4	—	—	18	11	2	6	36	11	1	22	7	159	5%
B	4	2	—	—	—	—	—	7	10	—	—	—	4	6	—	33	1%
CCC, CC, C	—	—	—	—	—	—	—	—	1	—	—	—	—	—	—	1	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	38	9	—	4	—	—	18	18	13	6	36	11	5	28	7	193	6%
Not Rated (b)	—	—	7	1	—	29	1	18	41	5	11	—	2	20	2	137	4%

Total	$876	$462	$262	$243	$234	$219	$186	$173	$144	$124	$123	$112	$82	$66	$137	$3,443	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Autos	Consumer	Healthcare	REITs	Retailers	Basic Industry	Capital Goods	Media	Other	Total	% Total
1	$42	$189	$200	$76	$144	$108	$101	$91	$51	$53	$31	$16	$33	$3	$34	$1,172	34%
2	792	258	52	157	88	95	66	55	38	60	44	82	44	14	94	1,939	57%

Subtotal	834	447	252	233	232	203	167	146	89	113	75	98	77	17	128	3,111	91%
3	34	7	—	4	—	—	17	18	26	6	36	6	1	22	7	184	6%
4	4	2	—	—	—	—	—	7	9	—	12	4	4	6	—	48	1%
5	—	—	—	1	—	10	—	2	19	5	—	—	—	20	—	57	2%
6	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	38	9	—	5	—	11	17	27	54	11	48	10	5	48	7	290	9%
Total insurance companies	$872	$456	$252	$238	$232	$214	$184	$173	$143	$124	$123	$108	$82	$65	$135	$3,401	100%

No NAIC designation (c)	—	—	7	—	—	4	—	—	—	—	—	—	—	—	—	11
Non-Insurance and Foreign Companies	4	6	3	5	2	1	2	—	1	—	—	4	—	1	2	31

Total	$876	$462	$262	$243	$234	$219	$186	$173	$144	$124	$123	$112	$82	$66	$137	$3,443

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	14% of not rated securities are NAIC 1, 22% NAIC 3 and 41% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2024 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$14	0%
AA	5	—	22	44	32	5	39	—	14	—	—	10	—	—	4	175	5%
A	40	186	28	150	67	122	56	95	30	47	11	17	40	3	33	925	26%
BBB	767	242	172	51	83	92	64	68	31	75	110	38	47	45	105	1,990	57%

Subtotal	812	428	233	245	182	219	159	163	75	122	121	65	87	48	145	3,104	88%
BB	24	6	8	—	2	—	22	5	5	6	13	36	1	30	9	167	5%
B	4	2	2	—	—	—	11	—	9	—	—	—	4	—	1	33	1%
CCC, CC, C	—	—	2	—	—	—	—	—	12	—	—	—	—	—	—	14	0%
D	—	—	—	—	—	—	—	—	—	—	—	12	—	—	—	12	0%

Subtotal	28	8	12	—	2	—	33	5	26	6	13	48	5	30	10	226	6%
Not Rated (b)	—	—	16	7	43	—	12	2	47	8	—	15	23	20	2	195	6%

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
1	$45	$183	$61	$191	$113	$127	$94	$95	$46	$47	$11	$27	$40	$3	$36	$1,119	32%
2	763	239	168	50	83	90	71	66	43	75	107	37	47	44	105	1,988	57%

Subtotal	808	422	229	241	196	217	165	161	89	122	118	64	87	47	141	3,107	89%
3	24	6	8	1	4	—	27	5	6	6	8	36	2	30	9	172	5%
4	4	2	12	—	—	—	6	2	24	—	4	—	4	—	1	59	2%
5	—	—	7	—	24	—	2	—	28	8	1	15	21	20	1	127	4%
6	—	—	—	—	2	—	1	—	—	—	—	12	—	—	1	16	0%

Subtotal	28	8	27	1	30	—	36	7	58	14	13	63	27	50	12	374	11%
Total insurance companies	$836	$430	$256	$242	$226	$217	$201	$168	$147	$136	$131	$127	$114	$97	$153	$3,481	100%

No NAIC designation (c)	—	—	—	7	1	—	—	—	—	—	—	—	—	—	—	8
Non-Insurance and Foreign Companies	4	6	5	3	—	2	3	2	1	—	3	1	1	1	4	36

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	9% of not rated securities are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2025 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	TruPS	Triple Net Lease	Aircraft	Railcar	Commercial Real Estate	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$119	$213	$16	$—	$149	$—	$95	$69	$128	$789	33%
AA	76	138	14	17	29	—	20	—	—	32	326	14%
A	10	3	15	152	169	—	66	—	—	287	702	29%
BBB	436	—	—	16	6	—	2	—	—	58	518	21%

Subtotal	522	260	242	201	204	149	88	95	69	505	2,335	97%
BB	—	—	—	2	—	—	1	—	—	1	4	0%
B	—	—	—	1	—	—	—	—	—	—	1	0%
CCC, CC, C	—	—	—	2	—	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	5	—	—	1	—	—	1	7	0%
Not Rated (b)	—	—	—	4	—	—	29	—	—	28	61	3%

Total	$522	$260	$242	$210	$204	$149	$118	$95	$69	$534	$2,403	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	TruPS	Triple Net Lease	Aircraft	Railcar	Commercial Real Estate	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$86	$258	$237	$184	$183	$139	$114	$92	$67	$442	$1,802	78%
2	426	—	—	15	6	—	1	—	—	56	504	22%

Subtotal	512	258	237	199	189	139	115	92	67	498	2,306	100%
3	—	—	—	1	—	—	2	—	—	2	5	0%
4	—	—	—	1	—	—	—	—	—	—	1	0%
5	—	—	—	1	—	—	—	—	—	1	2	0%
6	—	—	—	3	—	—	—	—	—	—	3	0%

Subtotal	—	—	—	6	—	—	2	—	—	3	11	0%
Total insurance companies	$512	$258	$237	$205	$189	$139	$117	$92	$67	$501	$2,317	100%

No NAIC designation	—	—	—	1	—	—	1	—	—	27	29
Non-Insurance and Foreign Companies	10	2	5	4	15	10	—	3	2	6	57

Total	$522	$260	$242	$210	$204	$149	$118	$95	$69	$534	$2,403

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	47% of not rated securities are NAIC 1 and 48% do not have a designation.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2024 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$258	$191	$46	$—	$7	$17	$125	$69	$143	$856	36%
AA	75	—	14	130	25	4	25	—	—	32	305	12%
A	10	—	17	18	156	118	65	—	—	265	649	27%
BBB	427	—	—	—	6	21	1	—	—	64	519	22%

Subtotal	512	258	222	194	187	150	108	125	69	504	2,329	97%
BB	—	—	—	—	—	5	1	—	—	1	7	0%
B	—	—	—	—	—	2	—	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	3	—	—	—	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	10	1	—	—	1	12	0%
Not Rated (b)	—	—	—	—	—	2	33	—	—	31	66	3%

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$536	$2,407	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$85	$240	$219	$191	$179	$127	$139	$121	$67	$442	$1,810	77%
2	416	—	—	—	6	21	1	—	—	64	508	22%

Subtotal	501	240	219	191	185	148	140	121	67	506	2,318	99%
3	—	—	—	—	—	4	2	—	—	1	7	1%
4	—	—	—	—	—	2	—	—	—	—	2	0%
5	—	—	—	—	—	3	—	—	—	1	4	0%
6	—	—	—	—	—	2	—	—	—	—	2	0%

Subtotal	—	—	—	—	—	11	2	—	—	2	15	1%
Total insurance companies	$501	$240	$219	$191	$185	$159	$142	$121	$67	$508	$2,333	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	25	25
Non-Insurance and Foreign Companies	11	18	3	3	2	3	—	4	2	3	49

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$536	$2,407

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	57% of not rated securities are NAIC 1 and 38% do not have a designation.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 9/30/2025 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,246	88%	92%	96%
Fund Investments	102	7%	—	—
QOZ Fund - Development	27	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	12	1%	—	—
Land Development	2	0%	—	—

Total	$1,422	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$53	52%	$—
Marina	35	35%	—
Office Building	12	11%	—
Land	2	2%	—

Total	$102	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$688	71%	66%
Hospitality	186	19%	45%
Marina	52	5%	52%
Office	49	5%	98%

Total	$975	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 9/30/2025 (c) Collections for July-September

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2024 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,222	88%	92%	97%
Fund Investments	93	7%	—	—
QOZ Fund - Development	28	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	10	1%	—	—
Land Development	6	0%	—	—

Total	$1,392	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$96	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$568	72%	65%
Hospitality	122	15%	49%
Marina	52	7%	52%
Office	49	6%	98%

Total	$791	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/2024
(c)	Collections for October - December